                                                     EXHIBIT (10(ee)


                             ESCROW AGREEMENT
                             ----------------


     THIS ESCROW AGREEMENT (this "Agreement"), dated as of January 31,

1996 among Aquarion Company, a Delaware corporation (in such capacity,

"Aquarion"), Aquarion Company, as Escrow Agent (in such capacity, the

"Escrow Agent"), certain individuals and entities listed on Schedule 1 attached hereto (each, a "Seller" and together, the "Sellers") Steven R.

Kellogg and Norman A. Aldrich as Representatives of the Sellers pursuant to the Shareholders' Representative Agreement dated as of December 7,

1990 (the "Representative Agreement") by and among the Shareholders (as defined therein) and Stephen R. Kellogg and Norman A. Aldrich as

Representatives.


                                RECITALS


     A.  Pursuant to an Amended and Restated Stock Purchase Agreement

dated as of December 7, 1990, as amended on September 12, 1991 (the

"Stock Purchase Agreement"), Aquarion purchased from the Sellers the issued and outstanding capital stock of SRK Holding Inc., a Connecticut corporation ("SRK"), not then held by Aquarion.


     B.  Aquarion and the Sellers have agreed to settle all claims and liabilities among themselves in connection with the Stock Purchase

Agreement and any transactions directly or indirectly related thereto or any other documents in connection therewith (the "Claims").


     C.  Pursuant to such settlement, Aquarion has agreed to deposit into escrow with the Escrow Agent Six Hundred Thousand and 00/100

Dollars ($600,000.00) (the "Initial Escrow Amount") to be payable to the

Sellers in accordance with the provisions of this Agreement, and the

Sellers have agreed to deposit into escrow with the Escrow Agent releases from as many of the Sellers as can be reasonably found and in no instance less than 90% of the Sellers, such releases to be in the forms attached hereto (with a separate form for the Representatives) as

Exhibits A-1 and A-2 (the "Releases"), which Releases release Aquarion
--------------------
from the Claims.


     D.  The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which the Escrow

Agent shall disburse funds and the Releases from the Escrow Account (as defined herein).


     NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the parties, intending to be legally bound, agree as follows:

     1.   Escrow Account; Escrow Agent.
          ----------------------------


     (a)  Appointment of Escrow Agent.  Aquarion and the Sellers hereby
          ---------------------------
appoint Aquarion as Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this

Agreement.



     (b)  Establishment of Escrow Account.  Contemporaneously with the
          -------------------------------
execution of this Agreement and the deposit with the Escrow Agent of

Releases duly executed by at least 90% of the Sellers as described above

(the "Escrow Date"), the Escrow Agent shall establish an escrow account

(the "Escrow Account") at its office located at 835 Main Street,

Bridgeport, CT 06601-2353.  All funds accepted by the Escrow Agent pursuant to this Agreement shall be held for the exclusive benefit of the Sellers.  All such funds shall be held in the Escrow Account until disbursed or paid in accordance with the terms hereof.  The Escrow

Account and the funds held therein held by the Escrow Agent shall be under the sole dominion and control of the Escrow Agent for the benefit of the Sellers.



     (c)  Delivery of Funds and Releases.  On the Escrow Date, Aquarion
          ------------------------------
shall deliver the Initial Escrow Amount to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent's written

acknowledgment and receipt of the Initial Escrow Amount.  Stephen R.

Kellogg and Norman A. Aldrich (the "Representatives") shall deliver the

Releases to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent's written acknowledgment and receipt of the Releases.



     (d)  Interest Rate Applicable to Funds in Escrow Account.  Funds
          ---------------------------------------------------
deposited in the Escrow Account shall be deemed to accrue interest at an annual rate of six percent (6%), (the "Interest Rate"), beginning on

October 1, 1995.



     (e)  Limitation on Escrow Agent's Responsibilities.  The Escrow
          ---------------------------------------------
Agent's sole responsibilities under this Agreement shall be (1) to retain possession of any funds in the Escrow Account, (2) to retain possession of the Releases, and (3) to disburse such funds and release the Releases in accordance with the provisions of this Agreement.


     (f)  Escrow Account Statement.  On each Payment Date (as defined
          ------------------------
herein), the Escrow Agent shall deliver to Aquarion and the Sellers a statement setting forth with reasonable particularity the balance of funds then in the Escrow Account ("Escrow Account Statement") and the

calculation of the disbursement on such Payment Date.

      2.   Disbursements.
           -------------

     (a)  Disbursements of Available Funds.  Without any further action
          --------------------------------
required by any party, the Escrow Agent shall make a disbursement to the

Sellers from the Escrow Account on January 2, 1996, April 2, 1996 and

October 1, 1996 (each a "Payment Date" and together, the "Payment

Dates").  The disbursements shall consist of 25% of the Available Funds

(as defined herein) on January 2, 1996; 33% of the Available Funds on

April 1, 1996; and the balance of the Available Funds on October 1,

1996.  No disbursement shall be made unless and until all conditions set forth in Section 1 with respect to the establishment of the Escrow

Account shall have been fulfilled.  The Escrow Agent shall make each disbursement in accordance with the written instructions from the

Representatives, which instructions shall specify in detail the manner in which any such disbursement will be distributed by the

Representatives; provided, however, that no disbursement shall be made to the Representatives for or on behalf of any of the Sellers unless and until said Sellers have duly executed this Escrow Agreement and the

Release and shall have delivered same to the Escrow Agent.  In the event that funds remain in the Escrow Account after January 1, 1997 because of the failure of one or more Sellers to properly execute this Escrow

Agreement and the Release, all such funds shall thereupon be paid over to Aquarion, and the Escrow Account and this Escrow Agreement shall thereupon be terminated.



     "Available Funds" on any Payment Date shall mean (1) the sum of (A)

the Initial Escrow Amount and (B) interest accrued to such Payment Date on the funds in the Escrow Account at the Interest Rate, plus, to the extent received by the Escrow Agent prior to such Payment Date, (2)(A)

any of the accounts receivable set forth on Schedule 2 hereto that are actually collected and received by Aquarion, and (B) any funds received by Aquarion from the Tax Department of the State of Connecticut in connection with the sales tax audit of Davco, less, to the extent any new claims are made prior to such Payment Date, (3) any claims, against

SRK or Aquarion directly or indirectly arising out of the transactions contemplated by the Stock Purchase Agreement, and less (4) the aggregate disbursements previously made pursuant to this Agreement.



     Aquarion and the Sellers agree that (i) (A) Aquarion shall give notice to the Representatives of the receipt by Aquarion of any funds which Aquarion believes in good faith should be paid by Aquarion into the Escrow Account; (B) the Representatives, on behalf of the Sellers,

shall give notice to Aquarion of the amount and character of any funds which the Representatives in good faith believe should be paid by

Aquarion into the Escrow Account, and (C) Aquarion shall not pay such amounts into the Escrow Account unless the payment of such funds is approved by Aquarion, which approval shall not be unreasonably withheld;

and (ii) (A) Aquarion shall give notice to the Representatives of the amount and character of any claims against the funds in the Escrow

Account which Aquarion in good faith believes should be paid therefrom, and (B) the Escrow Agent shall not make any disbursement in payment of said claims until said claims are approved by the Representatives on behalf of the Sellers, which approval shall not be unreasonably withheld; provided, however, that the Escrow Agent shall not disburse
          -----------------
any amounts on any Payment Date (1) which are proposed by its

Representatives to be paid into the Escrow Account but have not then been approved by Aquarion (and no such amounts shall be considered

Available Funds under this Agreement), or (2) which are proposed by

Aquarion to be paid out of the Escrow Account but have not then been approved by the Representatives.



     (b)  Disbursement of Releases.  The Escrow Agent shall disburse the
          ------------------------
Releases to Aquarion from the Escrow Account at the time of final payment from the Escrow Account to the Sellers.


      3.   Limitation on Rights and Remedies.  Each of the parties hereto
           ---------------------------------
agrees that this Escrow Agreement sets forth in full the complete terms of the Settlement among the parties of all matters relating to SRK and the Stock Purchase Agreement and all transactions resulting therefrom and contemplated thereby, and that all parties shall hereafter look solely to, and be limited by, the terms of the Escrow Agreement with respect to all issues, matters, rights and remedies in any manner heretofore or hereafter arising with respect to any and all such matters relating to SRK and the Stock Purchase Agreement.



     4.   Escrow Agent.
          -----------

     (a)  Limitation of the Escrow Agent's Liability; Responsibilities
          ------------------------------------------------------------
of the Escrow Agent.  The Escrow Agent shall be entitled to rely upon
-------------------
any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by Aquarion or the Representatives in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof.  The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this

Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.



     At any time the Escrow Agent may request in writing an instruction in writing from Aquarion and the Representatives, on behalf of the

Sellers, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act,

regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Escrow Agent shall state in such request that it believes in good faith that such proposed course of action is consistent with another identified provision of this

Agreement.

     The Escrow Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice.



     The Escrow Agent shall not be called upon to advise any party as to taking or refraining from taking any action with respect to, any funds or the Releases deposited hereunder.



     5.   Instructions to Escrow Agent.  Aquarion and the Sellers hereby
          ----------------------------
irrevocably instruct the Escrow Agent to, and the Escrow Agent shall (a)

(1) maintain sole dominion and control over funds and the Releases in the Escrow Account for the benefit of Aquarion and the Sellers to the extent specifically required herein, and (2) maintain the Escrow Account free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the rights of

Aquarion and the Sellers under this Agreement.



     6.   Termination.  This Agreement shall terminate automatically ten
          -----------
(10) days following disbursement of the Releases and of all funds remaining in the Escrow Account unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof); provided,

however, that until such tenth day, Aquarion shall cause this Agreement

(or any permitted successor agreement) to remain in effect and shall cause there to be an escrow agent acting hereunder (or under any such permitted successor agreement).


      7.   Consent of the Sellers.  Each of the Sellers, by executing
           ----------------------
this Agreement, authorizes the Representatives to act on behalf of said

Seller in accordance with the provisions of this Agreement and confirms that the Representatives are authorized under the Representative

Agreement to effect the distributions to the Seller from the Escrow

Account, all in the manner set forth herein and in the Representative

Agreement.



     8.   Indemnification.  The Representatives each represent, warrant
          ---------------
and agree that (i) he is duly authorized under the Representative

Agreement to act on behalf of each of the Sellers with respect to all matters directly or indirectly relating to the Stock Purchase Agreement and the Escrow Agreement, including without limitation all matters relating to the timing and method of the disbursement and distributions of funds to Sellers from the Escrow Account, (ii) he will effect distributions from the Escrow Account only in the manner specified herein and only in compliance with the requirements of the

Representative Agreement.  Each of the Representatives agrees, jointly and not severally, to indemnify and hold harmless Aquarion from and against all losses, claims, damages, liabilities and expenses (including attorney s fees and expenses) to which Aquarion may become subject insofar as they arise out of or are based upon actions taken by either of the Representatives with respect to this Escrow Agreement,

the Escrow Account or any amounts deposited by Aquarion in the Escrow

Account.


     9.   Miscellaneous.
          -------------

     (a)  Waiver.  Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.


      (b)  Invalidity.  If for any reason whatsoever any one or more of
           ----------
the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.



     (c)  Assignment.  This Agreement is personal to the parties hereto,
          ----------
and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties.

Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.



     (d)  Benefit.  The parties hereto and their successors and
          -------
permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Sellers and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement.



     (e)  Entire Agreement; Amendments.  This Agreement contains the
          ----------------------------
entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written including without limitation the

Stock Purchase Agreement.  This Agreement may be amended only in a writing signed by the Representatives and by Aquarion.



     (f)  Notices.  All notices and other communications required or
          -------
permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either:  (1) on the day of hand delivery; (2)

three business days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (3) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; or (4) one business day following the day timely delivered to a next-day air courier addressed as set forth below:

          To Escrow Agent:

          Aquarion Company
          835 Main Street
          Bridgeport, Connecticut  06601-2353
          Attn: Executive Vice President - Finance

          Telecopy:  203-336-5639
          Telephone:  203-336-7632

          To Aquarion:

          Aquarion Company
          835 Main Street
          Bridgeport, Connecticut  06601-2353
          Attn: Executive Vice President - Finance

          Telecopy:  203-336-5639
          Telephone:  203-336-7632

          To the Representatives on behalf of the Sellers:

          Mr. Stephen R. Kellogg
          100 Founders Way
          Stratford, Connecticut  06497

          Telecopy:  203-380-1368
          Telephone:  203-380-9449

          and to:

          Mr. Norman A. Aldrich
          110 Butternut Lane
          Stratford, Connecticut 06497

          Telephone: 203-377-5809


or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.


     (h)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


      (i)  Captions.  Captions in this Agreement are for convenience only
           --------
and shall not be considered or referred to in resolving questions of interpretation of this Agreement.



     (j)  Choice of Law.  The existence, validity, construction,
          -------------
operation and effect of any and all terms and provisions of this

Agreement shall be determined in accordance with and governed by the laws of the State of Connecticut, without regard to principles of conflicts of laws.  The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of Connecticut, or by a United States

Court, sitting in Connecticut.  Aquarion and the Sellers hereby submit to the personal jurisdiction of such courts, hereby waive personal service of process upon them and consent that any such service of process may be made by certified or registered mail, return-receipt requested, directed to Aquarion or the Representatives, on behalf of the

Sellers, at the address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed, and hereby waive the right to a trial by jury in any action or proceeding with the Escrow Agent.  All actions and proceedings brought by Aquarion or the Sellers against the Escrow Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in courts within the State of Connecticut.



     (k)  Aquarion hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of Aquarion.  The execution, delivery and performance of this Agreement by Aquarion does not violate any applicable law or regulation to which Aquarion is subject and does not require the consent of any governmental or other regulatory body to which Aquarion is subject, except for such consents and approvals as have been obtained and are in full force and effect.


     (l)  Each of the Sellers hereby represents and warrants that this

Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

     IN WITNESS WHEREOF, the parties have executed and delivered this

Escrow Agreement as of the day first above written.



                                   AQUARION COMPANY, as Escrow Agent


                                   By:____________________________
                                        Name:
                                        Title:

                                   AQUARION COMPANY


                                   By:____________________________
                                        Name:
                                        Title:


                                   _______________________________
                                   Stephen R. Kellogg, as
                                   Representative and as a Seller


                                   _______________________________
                                   Norman A. Aldrich


                                   _______________________________
                                   Donald R. Johnson, Jr.


                                   _______________________________
                                   Robert Q. Bradley

                                   _______________________________
                                   Brian Armet


                                   _______________________________
                                   John Bath


                                   _______________________________
                                   Marsha Culik


                                   CAMP & ASSOCIATES, INC.


                                   By:____________________________
                                       Name:
                                       Title:


                                   _______________________________
                                   Thomas Czop


                                   _______________________________
                                   Robert Drake


                                   _______________________________
                                   Larry Gaffga

                                   _______________________________
                                   Carol Kellogg


                                   _______________________________
                                   Ralph Klass



                                   _______________________________
                                   Ronald Lawson



                                   _______________________________
                                   Robert Meena



                                   _______________________________
                                   William Mumaw



                                   _______________________________
                                   Daniel Ott



                                   _______________________________
                                   Kathleen Rasbach



                                   _______________________________
                                   Kenneth Shackford

                                   _______________________________
                                   Wayne Thomas



                                   _______________________________
                                   William Warner



                                   _______________________________
                                   Kenneth Wildman



                                   _______________________________
                                   Keith E. Warner



                                   _______________________________
                                   Peter J. Kaye, Sr.



                                   _______________________________
                                   Dana Aaronson



                                   _______________________________
                                   William W. Camp



                                   _______________________________
                                   Larry S. Imely

                                   _______________________________
                                   Stephen Arella



                                   _______________________________
                                   Mark A. Hartwig



                                   _______________________________
                                   James A. Ryan



                                   _______________________________
                                   Michael V. Bonomo



                                   _______________________________
                                   Steven Thrasher



                                   _______________________________
                                   William Todino


                                   _______________________________
                                   Russ Reynolds

                                   _______________________________
                                   Jeffrey Raymond



                                   _______________________________
                                   Richard Kellogg



                                   _______________________________
                                   Kurt Mesedahl



                                   _______________________________
                                   Robert Stevens



                                   _______________________________
                                   Les Phillips



                                   _______________________________
                                   Michael Togneri



                                   _______________________________
                                   Thomas F. Barbee



                                   _______________________________
                                   Jeffrey C. Curran

                                   _______________________________
                                   Michael S. Levine



                                   _______________________________
                                   Rob Larose

                               SCHEDULE 1

            FORMER SHAREHOLDERS OF SRK (OTHER THAN AQUARION)


                                               No. of Shares
                                               -------------
Stephen R. Kellogg                                   456,714
Kenneth Shackford                                     20,461
Jeffrey C. Curran                                      8,956
Daniel Ott                                             8,956
Carol Kellogg                                          8,956
Thomas Czop                                            8,956
Ralph Klass                                            4,478
Brian Armet                                            2,686
Kathleen Rasbach                                       1,791
Marsha Culik                                           1,344
Dana Aaronson                                          9,844
Kenneth Wildman                                          895
Michael V. Bonomo                                      9,896
Keith E. Warner                                       34,926
Robert Drake                                           1,000
Wayne Thomas                                           2,000
William Mumaw                                          1,500
John Bath                                              1,610
Donald P. Johnson, Jr.                               131,588
Ronald Lawson                                          2,675
Camp & Associates, Inc.                                2,675
Mark A. Hartwig                                       13,000
Robert Q. Bradley                                     27,286
Robert Meena                                           2,000
Peter J. Kaye, Sr.                                    30,880
William Warner                                           536
Larry Gaffga                                             161
Stephen Thrasher                                       4,000
Stephen Y. Arella                                     15,000
William W. Camp                                       15,000
Michael Togneri                                        5,000
Thomas F. Barbee                                      10,000
Norman A. Aldrich                                     30,000
Larry S. Imely                                        13,220
James H. Ryan                                          5,000

William Todino                                           500
Russ Reynolds                                            500
Jeffrey Raymond                                          500
Michael S. Levine                                     10,000
Richard Kellogg                                        2,000
Kurt Mesedahl                                          3,000
Robert Stevens                                         3,050
Les Phillips                                             500
Rob Larose                                             4,000
                                                   ---------
                         Total                       917,040
                                                     =======

                                EXHIBIT A-1

                             FORM OF RELEASE
                              [for Sellers]

     ______________________________, having an address of _____________

-------------------------------- ("Releasor"), for and in consideration of the receipt of certain funds from, and the execution by

Aquarion Company, a Delaware corporation, having an address

at 835 Main Street, Bridgeport, CT 06601-2353 (in such capacity,

"Releasee") of, a certain Escrow Agreement among Releasor, Releasee, the

Representatives (as defined therein) and Aquarion Company, as Escrow

Agent (in such capacity, the "Escrow Agent") dated as of even date herewith (the "Escrow Agreement") (all terms not otherwise defined herein having the meanings as defined in the Escrow Agreement), the adequacy and sufficiency whereof is hereby acknowledged, has remised,

released, and forever discharged, and by these presents does for himself and his heirs, executors, administrators, successors and assigns,

remise, release and forever discharge fully, completely, unconditionally and irrevocably Releasee and its successors and assigns of and from all of the following:


     Any and all claims, actions, suits, proceedings, causes of action,

     rights, interests, debts, dues, sums of money, accounts, reckoning,

     bonds, bills, specialties, covenants, contracts, controversies,

     agreements, promises, variances, trespasses, damages, judgments,

     extents, executions, demands and accounts of every kind, known or unknown, matured or contingent, present, future or otherwise in law or equity, which against Releasee or their successors and assigns,

     Releasor, ever had, now has or which he or his successors, assigns,

     heirs, executors or administrators, hereafter can, shall or may have for, upon or by reason of any matter, cause or thing

     whatsoever from the beginning of the world to the day of the date of these presents, occurring or arising as a result of, or by and pursuant to a certain Amended and Restated Stock Purchase Agreement among Aquarion and certain Sellers dated as of December 7, 1990, as amended on September 12, 1991 (the "Stock Purchase Agreement"), and

     any transactions, directly or indirectly, related thereto or any other documents in connection therewith.


     Releasor hereby waives all claims, counterclaims, defenses and rights of setoff it may have against Releasee or its successors and assigns by reason of the Stock Purchase Agreement and any transactions,

directly or indirectly, related thereto or any other documents in connection therewith.


     In the event that Releasor or any heir, executor, administrator,

successor or assign of Releasor undertakes at any time through any legal process to challenge the validity or enforceability of all or any part of the Escrow Agreement or this Release of Claims, then Releasor shall be liable to Releasee and its successors and assigns, and shall indemnify and hold Releasee and its successors and assigns, harmless against any and all loss, damage, liability, cost or expense, including without limitation, actual attorneys' fees, incurred by Releasee and its successors and assigns in defending the Escrow Agreement,

or any agreement relating to any of the foregoing, or arising by reason of the challenge of the Escrow Agreement or this Release of Claims,

whether or not said challenge results in litigation or whether or not said challenge is successful.


     The Release of Claims shall be binding on Releasor and his heirs,

executors, administrators, successors and assigns, and shall inure to the benefit of Releasee and its successors and assigns.


     IN WITNESS WHEREOF, Releasor has set his hand this _____ day of

__________, 1995.


Witnesses:


____________________________



____________________________       _______________________________




STATE OF ___________          )
                         )  ss.:
COUNTY OF __________          )

     The foregoing instrument was acknowledged before me this _____ day of __________, 1995 by ____________________.



                              _______________________________

                              Commissioner of Superior Court
                              Notary Public
                              My Commission Expires:

                               EXHIBIT A-2

                     FORM OF REPRESENTATIVES RELEASE

       [to be executed separately by each of Kellogg and Aldrich]


     ______________________________, having an address of _____________

_____________("Representative"), for and in consideration of the receipt of certain funds from, and the execution by Aquarion Company, a Delaware corporation, having an address at 835 Main Street, Bridgeport, CT 06601-

2353 (in such capacity, "Releasee") of, a certain Escrow Agreement among

Releasor, Releasee, the Representatives (as defined therein) and

Aquarion Company, as Escrow Agent (in such capacity, the "Escrow Agent")

dated as of even date herewith (the "Escrow Agreement") (all terms not otherwise defined herein having the meanings as defined in the Escrow

Agreement), the adequacy and sufficiency whereof is hereby acknowledged,

has remised, released, and forever discharged, and by these presents (a)

for himself and his heirs, executors, administrators, successors and assigns, and (b) as Representatives under the Shareholders

Representative Agreement dated as of December 7, 1990 (the

 Representative Agreement ) by and among the Shareholders (as defined therein) and Stephen R. Kellogg and Norman A. Aldrich as

Representatives, for and on behalf of each of the Shareholders (said

Representatives and all of the Shareholders being herein collectively referred to as the "Releasors") and their respective heirs, executors,

administrators, successors and assigns, in each case Releasors do remise, release and forever discharge fully, completely, unconditionally and irrevocably Releasee and its successors and assigns of and from all of the following:



     Any and all claims, actions, suits, proceedings, causes of action,

     rights, interests, debts, dues, sums of money, accounts, reckoning,

     bonds, bills, specialties, covenants, contracts, controversies,

     agreements, promises, variances, trespasses, damages, judgments,

     extents, executions, demands and accounts of every kind, known or unknown, matured or contingent, present, future or otherwise in law or equity, which against Releasee or their successors and assigns,

     Releasors, ever had, now has or which any of them or any of their respective successors, assigns, heirs, executors or administrators,

     hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents, occurring or arising as a result of, or by and pursuant to a certain Amended and Restated

     Stock Purchase Agreement among Aquarion and certain Sellers dated as of December 7, 1990, as amended on September 12, 1991 (the

     "Stock Purchase Agreement"), and any transactions, directly or indirectly, related thereto or any other documents in connection therewith.



     Releasors hereby waive all claims, counterclaims, defenses and rights of setoff any of them may have against Releasee or its successors and assigns by reason of the Stock Purchase
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Agreement and any transactions, directly or indirectly, related thereto or any other documents in connection therewith.



     In the event that any of the Releasors or any heir, executor,

administrator, successor or assign of any of the Releasors undertakes at any time through any legal process to challenge the validity or enforceability of all or any part of the Escrow Agreement or this

Release of Claims, then Representative shall be liable to Releasee and its successors and assigns, and shall indemnify and hold Releasee and its successors and assigns, harmless against any and all loss, damage,

liability, cost or expense, including without limitation, actual attorneys' fees, incurred by Releasee and its successors and assigns in defending the Escrow Agreement, or any agreement relating to any of the foregoing, or arising by reason of the challenge of the Escrow Agreement or this Release of Claims, whether or not said challenge results in litigation or whether or not said challenge is successful.
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     The Release of Claims shall be binding on each of the Releasors and each of their respective heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Releasee and its successors and assigns.


     IN WITNESS WHEREOF, Representative has set his hand this _____ day of __________, 1995.


Witnesses:


____________________________



____________________________       _______________________________




STATE OF ___________          )
                         )  ss.:
COUNTY OF __________          )

     The foregoing instrument was acknowledged before me this _____ day of __________, 1995 by ____________________.



                              _______________________________

                              Commissioner of Superior Court
                              Notary Public
                              My Commission Expires:
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